Offerings - Offering: 1	Jan. 26, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 65,772,008.11
Fee Rate	0.01381%
Amount of Registration Fee	$ 9,083.11
Offering Note	The transaction valuation is calculated as the estimated aggregate maximum purchase price for Shares. The amount of filing fee is calculated at $138.10 per $1,000,000 of the transaction valuation.